UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2016
Resource Real Estate Opportunity REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	80-0854717
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Real Estate Opportunity REIT II, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on July 1, 2016 to provide the required financial information relating to our acquisition of a multifamily community located in the Dallas, Texas metropolitan area known as the Dallas Property, or Santa Rosa at Las Colinas ("Santa Rosa"), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Santa Rosa that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01.    Financial Statement and Exhibits.

a.	Financial Statements

		Page
	Independent Auditor's Report	1
	Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015	2
	Notes to Statements of Revenues and Certain Operating Expenses	3

b.	Pro Forma Financial Information
	Unaudited Pro Forma Consolidated Financial Information	4
	Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Three Months Ended March 31, 2016	5
	Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Three Months Ended March 31, 2016	6
	Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2015	7
	Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2015	8

c.	Not applicable

d.	Exhibit
	Exhibit 23.1 Consent of Independent Auditor

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC.

September 1, 2016	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditors’ Report

To Resource Real Estate Opportunity REIT II, Inc.
Philadelphia, Pennsylvania

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Santa Rosa at Las Colinas (the “Property”) for the year ended December 31, 2015, and the related notes (the “Historical Summary”).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Resource Real Estate Opportunity REIT II, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Lloyd B. McManus, C.P.A., P.C.
Boston, Massachusetts
September 1, 2016

Santa Rosa at Las Colinas
Statements of Revenues and Certain Operating Expenses
For the Three Months Ended March 31, 2016 (unaudited) and for the Year Ended December 31, 2015
(in thousands)

	Three Months Ended March 31, 2016	Year Ended December 31, 2015
	(unaudited)
Revenues:
Rental income	$1,504	$5,808
Other income	180	656
Total Revenues	1,684	6,464

Certain Operating Expenses:
Operating expenses	413	2,096
Real estate taxes	246	814
Insurance	27	113
Management fees	51	194
Total Certain Operating Expenses	737	3,217
Revenues in excess of Certain Operating Expenses	$947	$3,247

See accompanying notes to the statements of revenues and certain operating expenses.

Santa Rosa at Las Colinas
Notes to Statements of Revenues and Certain Expenses
For the the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015

NOTE 1. Basis of Presentation
On June 28, 2016, Resource Real Estate Opportunity REIT II, Inc. (the “Company”) purchased Santa Rosa at Las Colinas (the "Property"), a multifamily community located in Irving, Texas from unaffiliated sellers. The apartment complex was purchased for $70.0 million in cash, excluding closing costs.
The statements of revenues and certain operating expenses (the “Statements”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements are not intended to be a complete presentation of the revenues and operating expenses at Santa Rosa at Las Colinas for the three months ended March 31, 2016 and the year ended December 31, 2015. The Statements include the historical revenues and certain operating expenses of the Property, and exclude items that may not be comparable to the future operations of Santa Rosa at Las Colinas, such as interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations.
In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statements for the three months ended March 31, 2016 and the year ended December 31, 2015 have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a year.
NOTE 2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Property recognizes rent as income on a straight line basis over the term of the related lease. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.
NOTE 3. Subsequent Events
The Property's management evaluated all events and transactions that occurred through September 1, 2016, the date the statements of revenues and certain operating expenses were available to be issued. During this period, the Property did not have any material subsequent events other than as disclosed in Note 1.

Unaudited Pro Forma Consolidated Financial Information

On June 28, 2016, Resource Real Estate Opportunity REIT II, Inc. (the “Company”) purchased Santa Rosa at Las Colinas, a multifamily community, from an unaffiliated seller. The apartment complex was purchased for $70.0 million, excluding closing costs, and was funded from the capital of the Company.

The following unaudited pro forma consolidated statements of comprehensive loss for the three months ended March 31, 2016 and the year ended December 31, 2015 are presented as if the Company had acquired Santa Rosa at Las Colinas on January 1, 2015.  The footnotes to the pro forma financial statements provide details of the pro forma adjustments.  The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s annual report on Form 10-K for the year ended December 31, 2015 and the Company’s quarterly reports on Form 10-Q, and are not necessarily indicative of what the actual financial position or comprehensive loss would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Three Months Ended March 31, 2016
(in thousands)

	For the Three Months Ended March 31, 2016	Pro Forma Adjustments		For the Three Months Ended March 31, 2016
	(a)			(Pro Forma)

Revenues:
Rental income	$9,747	$1,684	(b)	$11,431
	9,747	1,684		11,431

Expenses:
Rental operating	4,891	686	(b)	5,577
Acquisition costs	3,076	—	(c)	3,076
Management fees - related parties	1,890	275	(d)	2,165
General and administrative	1,874	—		1,874
Loss on disposal of assets	1,027	—		1,027
Depreciation and amortization expense	6,741	539	(e)	7,280
Total expenses	19,499	1,500		20,999
Loss before other income (expense)	(9,752)	184		(9,568)

Other income (expense):
Interest income	57	—		57
Interest expense	(1,616)	—		(1,616)
Net loss	(11,311)	184		(11,127)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(35)	—		(35)
Comprehensive loss	$(11,346)	184		$(11,162)

Weighted average shares outstanding	56,330			56,330

Basic and diluted loss per common share	$(0.20)			$(0.20)

See accompanying notes to unaudited pro forma consolidated financial statements

Resource Real Estate Opportunity REIT II, Inc.
Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Three Months Ended March 31, 2016

a.	Reflects the Company’s historical consolidated operations for the three months ended March 31, 2016.

b.	Reflects operating activity from January 1, 2016 to March 31, 2016 for the acquisition made during the quarter ended June 30, 2016.

c.	Acquisition expenses are non-recurring and have not been included for the 2016 acquisition.

d.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor II, LLC, a related party of the Company. The asset management fee is three twelfths of 1% of the asset’s cost for the three months ended March 31, 2016. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Real Estate Opportunity Manager II, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the three months ended March 31, 2016.

e.
Reflects the additional depreciation for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2015
(in thousands)

	For the Year Ended December 31, 2015	Pro Forma Adjustments		For the Year Ended December 31, 2015
	(a)			(Pro Forma)
Revenues:
Rental income	$14,661	$6,464	(b)	$21,125
	14,661	6,464		21,125

Expenses:
Rental operating	8,235	3,023	(b)	11,258
Acquisition costs	9,136	1,627	(e)	10,763
Management fees - related parties	2,435	1,092	(c)	3,527
General and administrative	3,689	—		3,689
Loss on disposal of assets	1,680	—		1,680
Depreciation and amortization expense	9,270	3,703	(d)	12,973
Total expenses	34,445	9,445		43,890
Loss before other income (expense)	(19,784)	(2,981)		(22,765)

Other income (expense):
Interest income	129	—		129
Interest expense	(2,516)	—		(2,516)
Net loss	(22,171)	(2,981)		(25,152)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(82)	—		(82)
Comprehensive loss	$(22,253)	$(2,981)		$(25,234)

Weighted average shares outstanding	24,230			24,230

Basic and diluted loss per common share	$(0.92)			$(1.04)

See accompanying notes to unaudited pro forma consolidated financial statements

Resource Real Estate Opportunity REIT II, Inc.
Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2015

a.	Reflects the Company’s historical consolidated operations for the year ended December 31, 2015.

b.	Reflects operating activity from January 1, 2015 to December 31, 2015 for the acquisition made during the quarter ended June 30, 2016.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor II, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2015. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Real Estate Opportunity Manager II, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2015.

d.
Reflects the additional depreciation for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.

e.	Acquisition fees incurred in connection with the purchase of Santa Rosa at Las Colinas.